                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                      Pegasus Capital, LLC

Address:                                   C/O Pegasus Capital Advisors, L.P.
                                           99 River Road
                                           Cos Cob, CT 06807

Date of Event Requiring Statement:         04/13/12